UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

May 17, 2017

Date of Report (date of earliest event reported)

Apple Inc.

(Exact name of Registrant as specified in its charter)

California	001-36743	94-2404110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Infinite Loop

Cupertino, California 95014

(Address of principal executive offices) (Zip Code)

(408) 996-1010

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On May 24, 2017, Apple Inc. (“Apple”) consummated the issuance and sale of €1,250,000,000 aggregate principal amount of Apple’s 0.875% Notes due 2025 (the “2025 Notes”) and €1,250,000,000 aggregate principal amount of Apple’s 1.375% Notes due 2029 (the “2029 Notes” and, together with the 2025 Notes, the “Notes”), pursuant to an underwriting agreement (the “Underwriting Agreement”) dated May 17, 2017 between Apple and Goldman Sachs & Co. LLC, as representative of the several underwriters named therein.

The Notes are being issued pursuant to an indenture, dated as of April 29, 2013 (the “Indenture”), between Apple and The Bank of New York Mellon Trust Company, N.A., as trustee, together with the officer’s certificate, dated May 24, 2017 (the “Officer’s Certificate”), issued pursuant to the Indenture establishing the terms of each series of Notes.

The Notes are being issued pursuant to Apple’s Registration Statement on Form S-3 filed with the Securities and Exchange Commission on April 28, 2016 (Reg. No. 333-210983) (the “Registration Statement”).

Interest on the Notes will be paid annually on May 24 of each year, beginning on May 24, 2018, and on the applicable maturity date for each such series of Notes. The 2025 Notes will mature on May 24, 2025 and the 2029 Notes will mature on May 24, 2029. The Notes will be Apple’s senior unsecured obligations and will rank equally with Apple’s other unsecured and unsubordinated debt from time to time outstanding.

The foregoing description of the Notes and related agreements is qualified in its entirety by the terms of the Underwriting Agreement, the Indenture and the Officer’s Certificate (including the forms of the Notes). Apple is furnishing the Underwriting Agreement and the Officer’s Certificate (including the forms of the Notes) attached hereto as Exhibits 1.1 and 4.1 through 4.3, respectively, and they are incorporated herein by reference. The Indenture is filed as Exhibit 4.1 to Apple’s Registration Statement on Form S-3 filed with the Securities and Exchange Commission on April 29, 2013 (Reg. No. 333-188191). The computation of Apple’s ratio of earnings to fixed charges is filed as Exhibit 12.1 to Apple’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 11, 2017. An opinion regarding the legality of the Notes is filed as Exhibit 5.1, and is incorporated by reference into the Registration Statement; and a consent relating to the incorporation of such opinion is incorporated by reference into the Registration Statement and is filed as Exhibit 23.1 by reference to its inclusion within Exhibit 5.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit Description

1.1	Underwriting Agreement, dated May 17, 2017, between Apple Inc. and Goldman Sachs & Co. LLC, as representative of the several underwriters named therein

4.1	Officer’s Certificate of Apple Inc., dated May 24, 2017

4.2	Form of Global Note representing the 2025 Notes (included in Exhibit 4.1)

4.3	Form of Global Note representing the 2029 Notes (included in Exhibit 4.1)

5.1	Opinion of Hogan Lovells US LLP

23.1	Consent of Hogan Lovells US LLP (included in the opinion filed as Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2017	Apple Inc.

	By:	/s/ Luca Maestri
Luca Maestri Senior Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

1.1	Underwriting Agreement, dated May 17, 2017, between Apple Inc. and Goldman Sachs & Co. LLC, as representative of the several underwriters named therein

4.1	Officer’s Certificate of Apple Inc., dated May 24, 2017

4.2	Form of Global Note representing the 2025 Notes (included in Exhibit 4.1)

4.3	Form of Global Note representing the 2029 Notes (included in Exhibit 4.1)

5.1	Opinion of Hogan Lovells US LLP

23.1	Consent of Hogan Lovells US LLP (included in the opinion filed as Exhibit 5.1)